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                                                                    Exhibit 10.3

                             INTERCREDITOR AGREEMENT

          This INTERCREDITOR AGREEMENT, dated as of April 6, 2004, is entered into among CITICORP NORTH AMERICA, INC. ("CITICORP"), in its capacity as administrative agent for the Lenders and Issuers and collateral agent for the First-Priority Secured Parties under the Credit Agreement (each as defined below) (in such capacity, together with any successor administrative or collateral agent thereunder and, if there is no acting Administrative Agent under the Credit Agreement, the Requisite Lenders, the "ADMINISTRATIVE AGENT") and as agent for the Tranche C Secured Parties under the Credit Agreement (as defined below) (in such capacity, together with any successor collateral agent thereunder and, if there is no acting Tranche C Agent under the Credit Agreement, the Requisite Tranche C Lenders, the "TRANCHE C AGENT"), PRESTIGE BRANDS, INC., a Delaware corporation (together with its successors, the "BORROWER"), PRESTIGE BRANDS INTERNATIONAL, LLC, a Delaware limited liability company (the "PARENT"), and each other Subsidiary Guarantor executing a signature page to this Agreement.

                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Parent, the Lenders and Issuers from time to time party thereto, the Administrative Agent, the Tranche C Agent, Bank of America, N.A., as syndication agent for the Lenders and Issuers thereunder and Merrill Lynch Capital, a Division of Merrill Lynch Business Services Inc., as documentation agent for such Lenders and Issuers have entered into the Credit Agreement, dated as of the date hereof (as such agreement may be amended, restated, supplemented, renewed or otherwise modified from time to time by the parties thereto, together with any other agreements pursuant to which any of the Indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced, and any amendment, restatement, supplement, renewal or other modification thereto, the "CREDIT AGREEMENT"); and

          WHEREAS, it is a condition to the initial extensions of credit under the Credit Agreement that the parties hereto execute and deliver this Intercreditor Agreement to set forth the terms of the subordination of the Lien of the Tranche C Agent in favor of the Tranche C Secured Parties on the Collateral to the Lien of the Administrative Agent in favor of the First-Priority Secured Parties on the Collateral and the respective rights of the First-Priority Secured Parties and the Tranche C Secured Parties and the application of any proceeds of such Collateral and certain other matters;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1.  DEFINITIONS

          1.1     DEFINITIONS

          (a) Unless otherwise defined herein, terms are used herein as defined in the Credit Agreement. In addition, as used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "ADEQUATE PROTECTION" means "adequate protection" under sections 361, 362, 363 or 364 of the Bankruptcy Code.

          "AGREEMENT" means this Intercreditor Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

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          "BANKRUPTCY CODE" MEANS TITLE 11, UNITED STATES CODE.

          "BANKRUPTCY LAW" means the Bankruptcy Code, or any similar federal, state or foreign Requirement of Law for the relief of debtors or any arrangement, reorganization, insolvency, moratorium assignment for the benefit of creditors, any other marshalling of the assets and liabilities of the Borrower or any other Loan Party or any similar law relating to or affecting the enforcement of creditors' rights generally.

          "COLLATERAL AGENT" means each of the Administrative Agent and the Tranche C Agent.

          "FIRST-PRIORITY SECURED OBLIGATIONS" shall mean (a) the First-Priority Secured Obligations (under and as defined in the Credit Agreement), and all extensions of credit under any financing under section 364 of the Bankruptcy Code or any arrangement for use of cash collateral under section 363 of the Bankruptcy Code the terms of which are consented to by the Administrative Agent in its capacity as such, (b) all other Secured Obligations of a First-Priority Party (in its capacity as such) under any Loan Document (including any advance or extension of credit to any Loan Party and any payment to any other Person other than a Loan Party to acquire, satisfy or otherwise discharge any claim for the purpose of maintaining, preserving or protecting any Collateral or the Requisite Priority Liens), (c) any Cash Management Obligation, any Obligation under any Hedging Contract and (d) all interest on any of the obligations in CLAUSES (a), (b) and (c) above accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the First-Priority Secured Obligations (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "FIRST-PRIORITY PARTY" means each of the Administrative Agent and each First-Priority Secured Party.

          "INSOLVENCY OR LIQUIDATION PROCEEDING" means, collectively, (a) any voluntary or involuntary case or proceeding under the Bankruptcy Law with respect to the Borrower or any other Loan Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Borrower or any other Loan Party or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Borrower or any Loan Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy and (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower or any other Loan Party.

          "PAID IN FULL" and "PAYMENT IN FULL" means, with respect to any Secured Obligation, the occurrence of all of the foregoing, (a) with respect to such Secured Obligations other than (i) contingent indemnification obligations, Hedging Contract Obligations and Cash Management Obligations not then due and payable and (ii) to the extent covered by CLAUSE (b) below, obligations with respect to undrawn Letters of Credit, payment in full thereof in cash (or otherwise to the written satisfaction of the Secured Parties owed such Secured Obligations), (b) with respect to any undrawn Letter of Credit, the obligations under which are included in such Secured Obligations, (i) the cancellation thereof and payment in full of all resulting Secured

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Obligations pursuant to CLAUSE (a) above or (ii) the receipt of cash collateral
(or a backstop letter of credit in respect thereof on terms acceptable to the applicable Issuer of the Letters of Credit and the Administrative Agent) in an amount at least equal to 102% of the Letter of Credit Obligations for such Letter of Credit and (c) if such Secured Obligations consist of all the Secured Obligations in one or more Facilities, termination of all Commitments and all other obligations of the Secured Parties in respect of such Facilities under the Loan Documents.

          "RECOVERY" has the meaning set forth in SECTION 6.4 (PREFERENCE
ISSUES).

          "TRANCHE C PARTY" means each of the Tranche C Agent and any Tranche C Secured Party.

          "UNIFORM COMMERCIAL CODE" or "UCC" shall mean the Uniform Commercial Code of the State of New York, as amended.

          1.2     CERTAIN OTHER TERMS

          (a) The terms "HEREIN," "HEREOF," "HERETO" and "HEREUNDER" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (b) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (c) Where the context requires, provisions relating to any Collateral, when used in relation to any Loan Party, shall refer to such Loan Party's Collateral or any relevant part thereof.

          (d) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

          (e) The term "INCLUDING" means "including without limitation" except when used in the computation of time periods.

          (f) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

          SECTION 2.  LIEN PRIORITIES

          2.1     SUBORDINATION

          Notwithstanding the date, manner or order of grant, attachment or perfection of any Lien securing any Tranche C Secured Obligation or of any Lien securing any First-Priority Secured Obligation and notwithstanding any provision of the UCC or any applicable Requirement of Law or the Loan Documents or any other circumstance whatsoever, each Loan Party and each Collateral Agent, for itself and on behalf of the Secured Parties it represents, agrees as follows:
(a) any Lien on the Collateral securing any First-Priority Secured Obligation, whether now or hereafter existing and regardless of how acquired or created, shall be senior and prior to any Lien on the Collateral securing any Tranche C Secured Obligation and (b) any Lien on the Collateral securing any Tranche C Secured

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Obligation, whether now or hereafter existing and regardless of how acquired or created, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First-Priority Secured Obligation. All Liens on the Collateral securing any First-Priority Secured Obligation shall be and remain senior to all Liens on the Collateral securing any Tranche C Secured Obligation for all purposes, whether or not such Liens securing any First-Priority Secured Obligation are subordinated to any obligation or any Lien securing any other obligation.

          2.2     PROHIBITION ON CONTESTING LIENS

          Each Collateral Agent, for itself and on behalf of the Secured Parties it represents, agrees that it shall not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Lien held by or for the benefit of any First-Priority Party or Tranche C Party in the Collateral.

          SECTION 3. ENFORCEMENT; APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS

          3.1     EXERCISE OF REMEDIES

          (a) Each Collateral Agent, for itself and on behalf of the Secured Parties it represents, agrees that, as long as the First-Priority Secured Obligations have not been paid in full, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Loan Party, each Collateral Agent:

                  (i) no Tranche C Party will (A) exercise or seek to exercise any right or remedy with respect to any Collateral or (B) institute any action or proceeding with respect to any such right or remedy, including any action of foreclosure;

                  (ii)    no Tranche C Party will contest, protest or object to
     (A) any foreclosure proceeding or action brought by any First-Priority Party, (B) the exercise of any right or remedy by any First-Priority Party under any Loan Document or any other exercise by any First-Priority Party of any rights and remedies relating to the Collateral, under the Loan Documents or otherwise, (C) except as provided in the Credit Agreement, any Asset Sale or release of Collateral permitted under SECTION 5.1 (RELEASES; ENFORCEMENT BY ADMINISTRATIVE AGENT) or (D) the forbearance by any First-Priority Party from bringing or pursuing any foreclosure proceeding or any action or any other exercise of any rights or remedies relating to the Collateral; and

                  (iii) the First-Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding release, disposition, or restrictions with respect to the Collateral (except as otherwise expressly provided in SECTION 11.1 (AMENDMENTS, WAIVERS, ETC.) of the Credit Agreement or hereunder) without any consultation with, or the need to obtain a consent from, any Tranche C Party; PROVIDED, HOWEVER, that, commencing the 90th day after the date of the receipt by the Administrative Agent of written notice from the Requisite Tranche C Lenders that a Tranche C Default has occurred and for as long as such Tranche C Default is continuing, the Requisite Tranche C Lenders may, at any time after such 90th day, instruct the Tranche C Agent to declare all Tranche C Secured Obligations to be forthwith due and payable under the Credit Agreement, whereupon the Tranche C Secured Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower.

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In exercising rights and remedies with respect to the Collateral, the
First-Priority Parties may enforce the provisions of the Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion, subject to acting in a commercially reasonable manner in accordance with the UCC. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the uniform commercial code of any applicable jurisdiction and of a secured creditor under the Bankruptcy Code and bankruptcy or similar laws of any applicable jurisdiction.

          (b) The Tranche C Agent, for itself and on behalf of the Tranche C Secured Parties, agrees that, from and after the occurrence of either of the events described in CLAUSE (A) or CLAUSE (B) of SECTION 2.13(g) (PAYMENTS AND COMPUTATIONS) of the Credit Agreement, it shall not with respect to the Tranche C Secured Obligations take or receive from or on behalf of the Borrower, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy, foreclosure action or other proceeding or otherwise) any Collateral or any proceeds of Collateral, unless and until all First-Priority Secured Obligations have been paid in full in accordance with SECTION 3.2 (APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS). Without limiting the generality of the foregoing, unless and until the First-Priority Secured Obligations have been paid in full, except as expressly provided herein or in the Credit Agreement, the sole right of the Tranche C Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after payment in full of the First-Priority Secured Obligations; PROVIDED HOWEVER, that nothing in this sentence shall be construed to impair the right of the Tranche C Secured Parties to receive payments of principal and interest as provided for in the Credit Agreement, and, after the expiration of the 90-day period referred to in CLAUSE (a)(iii)(y) above, to enforce such right to such payments by bringing suit at law (but not to exercise any rights in respect of the Liens of the Tranche C Parties on the Collateral) with respect to any unpaid amounts of such payments.

          3.2     APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS

          (a) Proceeds of Collateral received by the Administrative Agent that, pursuant to SECTION 2.13(g) (PAYMENTS AND COMPUTATIONS) of the Credit Agreement, are required to be applied pursuant to this Agreement, shall be applied to the Secured Obligations as follows:

                  (i) FIRST, to pay interest on and then principal of any portion of any Loan that the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;

                  (ii) SECOND, to pay Secured Obligations in respect of any expense reimbursements or indemnities then due to the Administrative Agent and, as long as the agencies of Administrative Agent and Tranche C Agent are vested in the same Person, the Tranche C Agent;

                  (iii) THIRD, to pay Secured Obligations in respect of any expense reimbursements or indemnities then due to the Lenders and the Issuers;

                  (iv) FOURTH, to pay Secured Obligations in respect of any fees then due to the Agents, the Lenders and the Issuers;

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                  (v)     FIFTH, to pay interest then due and payable in respect
          of all Loans and Reimbursement Obligations constituting First-Priority Obligations;

                  (vi) SIXTH, to pay or prepay principal payments on all Loans constituting First-Priority Obligations, all Reimbursement Obligations and all Obligations under Hedging Contracts then due and payable by any Loan Party and to provide cash collateral for outstanding Letter of Credit Undrawn Amounts in the manner described in SECTION 9.3 (ACTIONS IN RESPECT OF LETTERS OF CREDIT) of the Credit Agreement, ratably to the aggregate principal amount of such Loans, Reimbursement Obligations, obligations under Hedging Contracts, Cash Management Obligations and Letter of Credit Undrawn Amounts;

                  (vii) SEVENTH, to the ratable payment of all other First-Priority Secured Obligations;

                  (viii) EIGHTH, to pay Secured Obligations in respect of any expense reimbursements or indemnities then due to the Tranche C Agent and not paid pursuant to CLAUSE (ii) above;

                  (ix) NINTH, to pay interest then due and payable in respect in respect of the Tranche C Loans;

                  (x) TENTH, to pay or prepay principal payments on the Tranche C Loans, ratably to the aggregate principal amount of such Tranche C Loans; and

                  (xi) ELEVENTH, to the ratable payment of all other Tranche C Secured Obligations;

PROVIDED, HOWEVER, that if sufficient funds are not available to fund all payments to be made in respect of any of the Secured Obligations set forth in any of CLAUSES FIRST through ELEVENTH above, the available funds being applied with respect to any such Secured Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Secured Obligations ratably, based on the proportion of each Agent's and each Lender's or Issuer's interest in the aggregate outstanding Secured Obligations described in such clauses; PROVIDED, HOWEVER, that payments that would otherwise be allocated to the Revolving Credit Lenders shall be allocated FIRST to repay Swing Loans until such Loans are paid in full and THEN to repay the Revolving Loans.

          (b) Notwithstanding the order of application set forth in CLAUSE (a) above, any payments received by the Administrative Agent that do not constitute proceeds of Collateral and that, pursuant to SECTION 2.13(g) (PAYMENTS AND COMPUTATIONS) of the Credit Agreement are required to be applied pursuant to this Agreement, shall be applied to the Secured Obligations as follows:

                  (i) FIRST, to pay interest on and then principal of any portion of any Loan that the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;

                  (ii) SECOND, to pay Secured Obligations in respect of any expense reimbursements or indemnities then due to any Collateral Agent;

                  (iii) THIRD, to pay Secured Obligations in respect of any expense reimbursements or indemnities and Cash Management Obligations then due to the Lenders and the Issuers;

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                  (iv)    FOURTH, to pay Secured Obligations in respect of any
          fees then due to the Agents, the Lenders and the Issuers;

                  (v) FIFTH, to pay interest then due and payable in respect of all Loans and Reimbursement Obligations;

                  (vi) SIXTH, to pay or prepay principal payments on all Loans, all Reimbursement Obligations and all Obligations under Hedging Contracts then due and payable by any Loan Party and to provide cash collateral for outstanding Letter of Credit Undrawn Amounts in the manner described in SECTION 9.3 (ACTIONS IN RESPECT OF LETTERS OF CREDIT) of the Credit Agreement, ratably to the aggregate principal amount of such Loans, Reimbursement Obligations, obligations under Hedging Contracts and Letter of Credit Undrawn Amounts; and

                  (vii) SEVENTH, to the ratable payment of all other Secured Obligations;

PROVIDED, HOWEVER, that if sufficient funds are not available to fund all payments to be made in respect of any of the Secured Obligations set forth in any of CLAUSES FIRST through SEVENTH above, the available funds being applied with respect to any such Secured Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Secured Obligations ratably, based on the proportion of each Agent's and each Lender's or Issuer's interest in the aggregate outstanding Secured Obligations described in such clauses; PROVIDED, HOWEVER, that payments that would otherwise be allocated to the Revolving Credit Lenders shall be allocated FIRST to repay Swing Loans until such Loans are paid in full and THEN to repay the Revolving Loans.

          (c) This SECTION 3.2 may be amended at any time and from time to time to change the order of payment set forth herein with the prior written consent of the Requisite Lenders and the consent of any additional Agent or Lender that may be required pursuant to this CLAUSE (c) or SECTION 11.1 (AMENDMENTS, WAIVERS, ETC.) of the Credit Agreement without necessity of notice to or consent of or approval by the Borrower, any Secured Party that is not a Lender or Issuer or any other Person that is not an Agent, Lender, Issuer; PROVIDED, HOWEVER, that (i) the order of priority set forth in CLAUSES FIRST through FOURTH of CLAUSES (a) and (b) above may be changed only with the prior written consent of the Administrative Agent in addition to that of the Requisite Lenders, (ii)(A) the order of priority set forth in CLAUSES FIRST through EIGHTH of CLAUSE (a) above may be changed to increase the order of priority of any Tranche C Secured Obligation (other than any such Tranche C Secured Obligation owing to the Tranche C Agent) over the Secured Obligations set forth in such clauses only with the prior written consent of the Tranche C Agent and (B) the order of priority set forth in CLAUSES FIRST through FOURTH of CLAUSE (b) above may be changed only with the prior written consent of the Tranche C Agent, (iii) the order of priority set forth in the last proviso of CLAUSE (a) above may be changed only with the prior written consent of the Swing Loan Lender, (iv) the order of priority set forth in each of CLAUSES (a) and (b) above may be changed only with the following prior written consents: (A) with respect to changes adversely affecting the order of priority of the Secured Obligations with respect to the Revolving Loans, the Requisite Revolving Credit Lenders, (B) with respect to changes adversely affecting the order of priority of the Secured Obligations with respect to the Tranche B Loans, the Requisite Tranche B Loan Lenders and (C) with respect to changes adversely affecting the order of priority of the Secured Obligations with respect to the Tranche C Secured Obligations, the consent of the Requisite Tranche C Lenders, and (v) to the extent any change in the order of priority set forth in CLAUSE (b) above, in the reasonable judgment of the Borrower or the Administrative Agent, could reasonably be argued to violate any "anti-layering covenant" contained in the Subordinated Notes Indenture or any Additional Subordinated Debt Document, such change may not be made without confirmation from the Borrower that such covenant would not be violated by such change.

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          SECTION 4.  PAYMENTS OVER

          Unless and until all First-Priority Secured Obligations shall have been paid in full, any Collateral or proceeds thereof or any payment received by any Tranche C Party from proceeds of the Collateral shall be segregated and held in trust and forthwith paid over to the Administrative Agent for application to the Obligations in the priority set forth in SECTION 3.2 (APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS) in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Administrative Agent is hereby authorized to make any such endorsements as agent for any such Tranche C Party. This authorization is coupled with an interest and is irrevocable.

          SECTION 5.  OTHER AGREEMENTS

          5.1     RELEASES; ENFORCEMENT BY ADMINISTRATIVE AGENT

          (a) In accordance with the terms hereof, each Collateral Agent shall release (or, in the case of CLAUSE (ii) below, release or subordinate or, as applicable, confirm that such Collateral Agent holds no such Lien) any Lien held by either of them for the benefit of any Secured Party:

                  (i) against all of the Collateral, upon payment in full of all Secured Obligations that (other than for Secured Obligations in respect to Loans, Letters of Credit and Commitments) the Administrative Agent has been notified in writing are then due and payable;

                  (ii) against any assets that are subject to a Lien permitted by CLAUSE (b), (d), (e), (g), (h), (i), (k) OR (l) of
          SECTION 8.2 (LIENS, ETC.) of the Credit Agreement or that constitute "Excluded Property" under and as defined in the Pledge and Security Agreement;

                  (iii) against any Collateral (including, if applicable, all or substantially all of the Collateral) sold or disposed of by a Loan Party if such sale or disposition is permitted by the Credit Agreement (or permitted pursuant to a valid waiver or consent of a transaction otherwise prohibited by the Credit Agreement); and

                  (iv) against any Pledged Collateral that has been cancelled, replaced or repaid in accordance with the terms of the Credit Agreement.

          (b) To the extent the Tranche C Agent is required to release any Lien pursuant to CLAUSE (a) above, the Administrative Agent is authorized to release such Liens for, and in the name of, the Tranche C Agent until the First-Priority Secured Obligations are paid in full.

          5.2     EXCLUSIVE RIGHTS WITH RESPECT TO CERTAIN COLLATERAL

          (a) As between the First-Priority Parties and the Tranche C Parties, to the extent any of the following rights is granted under the Loan Documents:

                  (i) Unless and until the First-Priority Secured Obligations are paid in full, the First-Priority Parties shall have the sole and exclusive right, subject to the rights of the Borrower and the other Loan Parties under the Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and approve any award granted in any condemnation or similar proceeding affecting the Collateral. Unless and until the First-Priority Secured Obligations are paid in full, all proceeds of any such policy and any such award required to be paid to any Secured Party under any Loan Document shall

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          be paid to the Administrative Agent for application to the Secured
          Obligations in accordance with SECTION 3.2 (APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS). Without limiting the foregoing, (x) unless and until the First-Priority Secured Obligations are paid in full, if any Tranche C Party shall, at any time, receive any proceeds of any such insurance policy or any such reward or any other proceeds of Collateral in contravention of this Agreement, it shall pay such proceeds over to the Administrative Agent in accordance with the terms of SECTION 4 (PAYMENTS OVER) and (y) in the event the First-Priority Secured Parties allow, pursuant to the terms of the Loan Documents, or the terms of the Loan Documents allow, without regard to the consent of the First-Priority Secured Parties, any portion of any insurance proceeds or condemnation proceeds or similar award to be used by the Borrower to repair or replace the Collateral affected or for any other purpose, each Tranche C Party hereby consents thereto.

                  (ii) Unless and until the First-Priority Secured Obligations are paid in full, the First-Priority Parties shall have the sole and exclusive right, subject to the rights of the Borrower and the other Loan Parties under the Loan Documents, to do any of the following: (A) notify account debtors of any Loan Party to make payments to any Collateral Agent, send "Blockage Notices"(as defined in the Pledge and Security Agreement) and other similar rights with respect to general intangibles, including as set forth in SECTION 5.2 (ACCOUNTS AND PAYMENTS IN RESPECT OF GENERAL INTANGIBLES), (B) receive dividends and distributions, send notices or otherwise exercise any rights with respect to any Collateral consisting of Instruments or Stock pledged as Collateral, including all rights set forth in SECTION
          5.3 (PLEDGED COLLATERAL) of the Pledge and Security Agreement and as defined therein and (C) exercise any registration and similar rights with respect to any Stock pledged as Collateral, including all rights set forth in SECTION 5.5 (REGISTRATION RIGHTS) of the Pledge and Security Agreement.

          (b) Except as contemplated in the previous sentence or as otherwise provided under the Loan Documents, any payment received by the Administrative Agent under this SECTION 5.2 after any Event of Default shall be applied to the Secured Obligations in accordance with SECTION 3.2 (APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS).

          5.3     ADMINISTRATIVE AGENT AS BAILEE; REPRESENTATIVE; RELATIONSHIP

          (a) The Administrative Agent agrees to hold the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as bailee or as agent, as the case may be, for the Tranche C Agent (and any assignee thereof) solely for the purpose of perfecting the security interest granted in such Collateral to the Tranche C Agent pursuant to the Pledge and Security Agreement or other applicable Collateral Documents, subject to the terms and conditions of this SECTION 5.3. For the avoidance of doubt, solely for purposes of perfecting the Lien in favor of the Tranche C Agent, the Administrative Agent agrees that it shall be the agent of the Tranche C Agent with respect to any Deposit Accounts or Securities Accounts included in the Collateral that are controlled or held by the Administrative Agent.

          (b) Except as otherwise expressly provided for herein, until the First-Priority Secured Obligations are paid in full, the Administrative Agent shall be entitled to deal with the Collateral in accordance with the terms of the Loan Documents as if the Liens of or for the benefit of any Tranche C Party under any applicable Loan Documents did not exist. The rights of each Tranche C Party with respect to the Collateral shall at all times be subject to the terms of this Agreement.

          (c) The Administrative Agent shall have no obligation whatsoever to any Tranche C Party to assure that the Collateral is genuine or owned by the Borrower or any other Loan Party or to preserve the rights or benefits of any Person.

          (d) The Administrative Agent shall not have by reason of the Loan Documents, this Agreement or any other document a fiduciary relationship in respect of any Tranche C Secured Party. No Tranche C Party shall have by reason of the Loan Documents, this Agreement or any other document a fiduciary relationship in respect of the Administrative Agent or any First-Priority Secured Party.

          (e) Each Loan Party hereby authorizes the Administrative Agent, upon the payment in full of the First-Priority Secured Obligations, to deliver to the Tranche C Agent the Collateral held or received by it (together with any other proceeds of Collateral held by it), and to make, including in the name of the Borrower or any other Loan Party, any necessary endorsement.

          (f) Each Collateral Agent shall be entitled to rely upon any certificate, notice, consent or other instrument in writing (including any facsimile transmission) believed by such Collateral Agent to be genuine and correct and to have been signed or sent or made by or on behalf of a proper Person.

          SECTION 6.  INSOLVENCY OR LIQUIDATION PROCEEDINGS

          6.1     FINANCING ISSUES; ADEQUATE PROTECTION

          The Tranche C Agent, for itself and on behalf of the Tranche C Secured Parties, agrees that, if any Loan Party shall be subject to any Insolvency or Liquidation Proceeding:

          (a) the Tranche C Agent will not raise any objection to, and will not contest (or support any Person in objecting to or contesting),

                  (i) any request, consent or objection by the Administrative Agent or any First-Priority Secured Party to any Person receiving Adequate Protection;

                  (ii) any consent or objection by the Administrative Agent or any First-Priority Secured Party to the use of cash collateral by any Loan Party; or

                  (iii) any consent or objection by the Administrative Agent or any First-Priority Secured Party to any Loan Party obtaining financing under section 363 or section 364 of the Bankruptcy Code ("DIP FINANCING");

PROVIDED, HOWEVER, that the Administrative Agent, for itself and on behalf of the First-Priority Secured Parties, agrees that in any Insolvency or Liquidation Proceeding, if any First-Priority Party is granted Adequate Protection in the form of the benefit of additional or replacement Liens or collateral in connection with any of the foregoing, then such First-Priority Party will not object to the grant to the Tranche C Parties of Adequate Protection in the form of additional or replacement Liens on the Collateral (including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding) or additional or replacement collateral to secure the Tranche C Secured Obligations, as long as such Lien is subordinated to the Liens securing the First-Priority Secured Obligations to the same extent as the other Liens of the Tranche C Parties on the Collateral are subordinated hereunder to the Liens securing the First-Priority Secured Obligations;

          (b) to the extent the Liens securing the First-Priority Secured Obligations are subordinated to, or PARI PASSU with, any DIP Financing, the Tranche C Agent shall subordinate its Liens on the Collateral to such DIP Financing and all Tranche C Secured Obligations relating thereto on the same basis as the Liens securing the Tranche C Secured Obligations are subordinated to the other First-Priority Secured Obligations under this Agreement; and

          (c) no Tranche C Party will request interest on any Tranche C Obligation accrued or accruing after the commencement of an Insolvency or Liquidation Proceeding or any other Adequate Protection or any other relief except as permitted under CLAUSE (a) ABOVE or otherwise permitted by the Administrative Agent.

          6.2     RELIEF FROM THE AUTOMATIC STAY

          The Tranche C Agent, for itself and on behalf of each Tranche C Secured Party, agrees that no Tranche C Party shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the Administrative Agent and the Requisite Lenders.

          6.3     NO WAIVER

          Except as provided in SECTION 6.1 (FINANCING ISSUES; ADEQUATE PROTECTION), nothing contained herein shall prohibit or in any way limit the Administrative Agent or any First-Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Tranche C Party, including the seeking by any Tranche C Party of Adequate Protection or the asserting by any Tranche C Party of any of its rights and remedies under the Loan Documents or otherwise.

          6.4     PREFERENCE ISSUES

          If any First-Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or the estate of any other Loan Party, any amount (a "RECOVERY"), then the First-Priority Secured Obligations of such First-Priority Secured Parties shall be reinstated to the extent of such Recovery and such First-Priority Secured Parties shall be entitled to receive payment in full of all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

          SECTION 7.  WAIVERS; ETC.

          7.1     NO WAIVER OF PROVISIONS

          (a) No right of any of the Administrative Agent or any First-Priority Secured Party to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Loan Party or by any act or failure to act by any First-Priority Secured Party or the Administrative Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the Loan Documents, regardless of any knowledge thereof which the Administrative Agent or the First-Priority Secured Parties, or any of them, may have or be otherwise charged with.

          (b) Each Tranche C Party, also agrees that the First-Priority Secured Parties and the Administrative Agent shall have no liability to any Tranche C Party, and each Tranche C Party hereby waives any claim against any First-Priority Secured Party or the Administrative Agent arising out of any and all actions which any of the First-Priority Secured Parties or the Administrative Agent may take or permit or omit to take with respect to (i) the Loan Documents, (ii) the collection of the First-Priority Secured Obligations or
(iii) the foreclosure upon, or sale, liquidation or other disposition of, the Collateral (except only, in the case of Collateral, to the extent such foreclosure, sale, liquidation or other disposition is not made in a commercially reasonable manner in accordance with the UCC).

Each Tranche C Party agrees that the First-Priority Secured Parties have no duty to them in respect of the maintenance or preservation of the Collateral.

          (c) The Tranche C Agent, for itself and on behalf of the Tranche C Secured Parties, agrees that, unless and until the First-Priority Secured Obligations are paid in full, no Tranche C Party shall assert and each hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable Requirement of Law or any other similar rights a secured creditor may have under applicable Requirement of Law.

          7.2     OBLIGATIONS UNCONDITIONAL

          All rights, interests, agreements and obligations of the Administrative Agent, the First-Priority Secured Parties and the Tranche C Parties, respectively, hereunder shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any Loan Documents;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First-Priority Secured Obligations or Tranche C Secured Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or of the terms of the Loan Documents;

          (c) any exchange, release or lack of perfection of any security interest or other Lien in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of any Secured Obligation or any guarantee thereof;

          (d) the commencement of any Insolvency or Liquidation Proceeding; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any Loan Party in respect of any Secured Obligation, or of any Tranche C Party in respect of this Agreement;

PROVIDED, HOWEVER, that nothing in this SECTION 7.1 shall be construed to modify or amend the provisions of SECTION 11.1 (AMENDMENTS, WAIVERS, ETC.) of the Credit Agreement.

          SECTION 8.  MISCELLANEOUS

          8.1     CONFLICTS

          Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the provisions of any Loan Document, the provisions of this Agreement shall govern. It is further expressly understood that the Lien subordination and other terms referred to herein shall not, as between the Loan Parties and the Secured Parties, waive, cancel, relieve the Borrower or any other Loan Party from any liability or obligation, or otherwise modify any liability or obligation, that the Borrower or such Loan Party may have to the Administrative Agent, any First-Priority Secured Party or any Tranche C Party under the Credit Agreement any other Loan Document.

          8.2     EFFECTIVENESS

          This Agreement shall become effective when executed and delivered by the Administrative Agent, the Tranche C Agent, the Borrower, the Parent and the Subsidiary Guarantors party hereto and shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or any other Loan Party shall include the

Borrower or such Loan Party (as the case may be) as debtor and debtor-in-possession and any receiver or trustee for the Borrower or such Loan Party (as the case may be) in any Insolvency or Liquidation Proceeding.

          8.3     CONTINUING NATURE OF THIS AGREEMENT

          This Agreement (other than the provisions SECTION 3.2 (APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS)) shall continue to be effective until all First-Priority Secured Obligations shall have been paid in full, and the provisions of SECTION 3.2 (APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS) shall continue to be effective until all Obligations have been paid in full. This is a continuing agreement of subordination and the First-Priority Secured Parties may continue, at any time and without notice to any Tranche C Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower on the faith hereof. Except as expressly provided herein or in the Credit Agreement, each Tranche C Party hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

          8.4     AMENDMENTS; WAIVERS

          (a) No amendment, modification or waiver of any of the provisions of this Agreement (other than SECTION 3.2 (APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS)) by any Tranche C Party, the Administrative Agent, any First-Priority Secured Party or the Borrower shall be deemed to have been made unless executed by the Administrative Agent and unless the same be made in accordance with SECTION 11.1 (AMENDMENTS, WAIVERS, ETC.) of the Credit Agreement; provided, however, in addition to any other requirement set forth in such Section 11.1 or otherwise set forth in any Loan Document, no amendment, modification or waiver of any of the provisions of this Agreement (other than SECTION 3.2 (APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS)) shall be effective unless approved by the Requisite Lenders and the Requisite Tranche C Lenders.

          (b) Anything herein to the contrary notwithstanding, the consent of the Borrower shall not be required for amendments, modifications or waivers of the provisions of this Agreement other than those that (i) affect any obligation or right of the Borrower or any Loan Party hereunder or that would impose any additional obligations on the Borrower or any Loan Party, (ii) change the ability of any Collateral Agent to release Collateral (or to subordinate the Liens on the Collateral of the Collateral Agents to Liens permitted under the Credit Agreement), (iii) change the rights of the Borrower to make payments of interest and principal in respect of the Tranche C Secured Obligations or (iv) have the effect of making the Liens securing the Tranche C Secured Parties PARI PASSU with the Liens securing the First-Priority Secured Parties. Anything herein to the contrary notwithstanding, the consent of no Loan Party (other than the Borrower in the circumstances set forth in the preceding sentence) shall be required for amendments, modifications or waivers of the provisions of this Agreement.

          8.5     NOTICES

          Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be made in accordance with SECTION 11.8 (NOTICES, ETC.) of the Credit Agreement.

          8.6     FURTHER ASSURANCES

          Each of the Borrower and the other Loan Parties party hereto and the Tranche C Agent, for itself and on behalf of each Tranche C Secured Party, agrees that each Loan Party and each Tranche C Party shall, at the Borrower's expense, take such further action and execute and deliver to the Administrative Agent and the First-Priority Secured Parties such additional documents and instruments (in recordable form, if requested), in each case as the Administrative Agent or the other First-Priority Secured Parties may reasonably request to effectuate the terms of and the subordination contemplated by this Agreement.

          8.7     GOVERNING LAW

          This Agreement and the rights and liabilities of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          8.8     SPECIFIC PERFORMANCE

          Each of the Agents and the Secured Parties may demand specific performance of this Agreement. Each of the Administrative Agent, on behalf of itself and the First-Priority Secured Parties, and the Tranche C Agent, on behalf of itself and the Tranche C Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the other Person.

          8.9     SECTION TITLES

          The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement, except when used to reference such sections.

          8.10    COUNTERPARTS

          This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission or by posting on the Approved Electronic Platform shall be as effective as delivery of a manually executed counterpart thereof.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                           CITICORP NORTH AMERICA, INC.,
                           AS ADMINISTRATIVE AGENT AND TRANCHE C AGENT


                           By:   /S/ STEPHEN SELLHAUSEN
                               ------------------------------------------
                               Name: Stephen Sellhausen
                               Title: Vice President


                   [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                           PRESTIGE BRANDS, INC.,
                           AS THE BORROWER


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           PRESTIGE BRANDS INTERNATIONAL, LLC,
                           AS THE PARENT


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           SUBSIDIARY GUARANTORS:


                           BONITA BAY HOLDINGS, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           MEDTECH HOLDINGS, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           MEDTECH PRODUCTS, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           PECOS PHARMACEUTICAL, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           PRESTIGE ACQUISITION HOLDINGS, LLC


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                   [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                           PRESTIGE BRANDS FINANCIAL CORPORATION


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           PRESTIGE BRANDS HOLDINGS, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           PRESTIGE BRANDS INTERNATIONAL, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           PRESTIGE HOUSEHOLD BRANDS, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           PRESTIGE HOUSEHOLD HOLDINGS, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           PRESTIGE PERSONAL CARE, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           PRESTIGE PERSONAL CARE HOLDINGS, INC.


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                   [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                           PRESTIGE PRODUCTS HOLDINGS, INC.
                           AS GRANTOR


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           THE COMET PRODUCTS CORPORATION


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           THE CUTEX COMPANY


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           THE DENOREX COMPANY


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                           THE SPIC AND SPAN COMPANY


                           By:   /S/ PETER J. ANDERSON
                               ------------------------------------------
                               Name: Peter J. Anderson
                               Title: Secretary, Treasurer and Vice President


                   [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]